UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 11, 2003

                                COLUMBIA BANCORP
             (Exact name of registrant as specified in its chapter)


          Oregon                       0-27938             93-1193156
(State or other jurisdiction        (Commission          (IRS Employer
     of incorporation)              File Number)       Identification No.)


                        401 East Third Street, Suite 200,
                            The Dalles, Oregon 97058
                    (Address of principal executive offices)


                                 (541) 298-6649
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Exhibits.

(c) Exhibits

99.1       Press Release dated June 11, 2003.

Item 9. Regulation FD Disclosure

     The information contained herein and in the accompanying Exhibit is being furnished under Item 12 of Form 8-K. This information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any registration statement heretofore and hereafter filed under the Securities Act of 1933, as amended, except as expressly set forth by specific reference to such filing.

     On June 11, Columbia Bancorp (NASDAQ: "CBBO") issued a press release announcing its early guidance on earnings for the second quarter of 2003. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 11, 2003               /s/ Roger L. Christensen
                                    ------------------------
                                    Roger L. Christensen, President and Chief
                                    Executive - Columbia River Bank; President
                                    and Chief Executive Officer - Columbia
                                    Bancorp

Dated:  June 11, 2003
                                    /s/ Greg B. Spear
                                    -------------------------------------------
                                    Greg B. Spear, Executive Vice President,
                                    Chief Financial Officer - Columbia River
                                    Bank; and Chief Financial Officer -
                                    Columbia Bancorp



Exhibit 99.1 Press Release of the Registrant